BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated June 14, 2013

to the Summary Prospectus dated January 28, 2013

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” as it relates solely to the Core Portfolio is deleted in its entirety and replaced with the following:

The Core Portfolio in which the Fund invests a portion of its assets is managed by Peter Stournaras, CFA.

Name	Portfolio Manager of the Core Portfolio Since	Title
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-BC-0613SUP